UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 10, 2023

WESTERN ACQUISITION VENTURES CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-42124	86-3720717
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

42 Broadway, 12th Floor

New York, NY 10004

(Address of Principal Executive Offices) (Zip Code)

(310) 740-0710

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one redeemable warrant	WAVSU	The NASDAQ Stock Market LLC
Common stock, par value $0.001 per share	WAVS	The NASDAQ Stock Market LLC
Redeemable warrants, each exercisable for a share of common stock at an exercise price of $11.50 per share	WAVSW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Forward Purchase Agreement

On January 10, 2023, Western Acquisition Ventures Corp. (“WAVS”), Cycurion, Inc., a Delaware corporation (“Cycurion”), and Alpha Capital Anstalt (“Alpha”), entered into a Forward Share Purchase Agreement (the “Forward Purchase Agreement”). Prior to effecting the Forward Purchase Agreement, Alpha had purchased from an unaffiliated party which had elected to redeem 300,000 shares of Common Stock, par value $0.001 per share (such purchased Shares, the “Recycled Shares”) pursuant to the redemption rights set forth in WAVS’s amended and restated certificate of incorporation (the “Current Charter”) in connection with the extension of the time in which WAVS had to complete a business combination under the Governing Documents. Alpha has agreed to waive any redemption rights with respect to any Recycled Shares in connection with the proposed business combination of WAVS and Cycurion (the “Business Combination”). Such waiver may reduce the number of Shares redeemed in connection with the Business Combination, which reduction could alter the perception of the potential strength of the Business Combination.

The Forward Purchase Agreement provides that subject to conditions under the Forward Purchase Agreement on the date that is 12 months after the closing of the Business Combination (the “BC Closing”); provided that, Alpha, at Alpha’s sole discretion, may accelerate such date to any of six (6) months after the BC Closing and nine (9) months after the BC Closing by providing notice to WAVS of its election to so accelerate at least two (2) calendar days prior to such date (any such date, the “Put Date”), Alpha may elect to sell and transfer to WAVS up to that number of Shares that are then held by Alpha, but not to exceed 300,000 Shares in the aggregate at a price per Recycled Share equal to the Redemption Price (as defined in Section 9.2(a) of the Current Charter) (the “Shares Purchase Price”). The Put Date may be accelerated by Alpha if (i) the Shares are delisted from the New York Stock Exchange of NASDAQ, (ii) the Agreement is terminated for any reason after the date redemption requests are due in connection with the stockholder vote to approve the Business Combination, or (iii) during any 30 consecutive trading day period following the closing of the Business Combination, the VWAP Price (as defined below) for 20 trading days during such period shall be less than $3.00 per Share. For purposes of this Agreement, the “VWAP Price” per Share shall be determined for any trading day or any specified trading period using the Rule 10b-18 volume weighted average price per share of Common Stock as reported via a Bloomberg Terminal. The Forward Purchase Agreement also provides that WAV shall reimburse Alpha for all reasonable and necessary brokerage commissions incurred in connection with the Alpha’s acquisition of Shares, in an amount not to exceed $0.05 per Share and $0.02 per disposition of each Share.

Simultaneously with the BC Closing, WAVS shall transfer into an escrow account for the benefit of Alpha (the “Escrow Account”) with American Stock Transfer & Trust Company (the “Escrow Agent”), subject to the terms of a customary written escrow agreement (the “Escrow Agreement”) to be entered into on or prior to the BC Closing, an amount equal to the Shares Purchase Price multiplied by the number of Shares held by Alpha as of the closing of the Business Combination (the “Escrowed Funds”). The Escrow Agreement shall irrevocably cause the Escrow Agent to release from the Escrow Account the aggregate Shares Purchase Price on the Put Date, and the additional payments to be made to Alpha described below, if applicable.

Within three business days of receipt by the Escrow Agent and WAVS of written notice that Alpha has sold Recycled Shares the Escrow Agent will release to WAVS an aggregate cash amount equal to (x) the number of Shares sold multiplied by the Reset Price (as defined below) at the time of such sale, and shall release to Alpha an amount in cash equal to the product of (I) the number of Shares sold in the open market multiplied by (II) the difference of (A) the Shares Purchase Price minus (B) the Reset Price. The Reset Price shall initially equal $8.00. The Reset Price shall be adjusted first on the one month anniversary of the BC Closing, and then every three month anniversary of the most recent reset date (each such date, a “Reset Date”) to be the lowest of (a) the then-current Reset Price, (b) $8.00 and (c) an amount equal to the product of (i) 1.05 multiplied by (ii) the VWAP Price of the last five (5) trading days immediately preceding the applicable Reset Date, but not lower than $2.00; provided, however, that if WAVS offers and sells or issues any shares or debt or securities that are convertible into or exchangeable or exercisable for shares (including, but not limited to, any equity line of credit or similar facility determined based on the per share price of any draw by WAVS on such facility (with notice of any such draw to be provided to Investor within one (1) business day of such draw), and excluding securities issued or issuable as merger consideration in connection with the Business Combination Agreement, with such exclusion applicable only to the extent the terms and related agreements are not amended with respect to such securities), at a price lower than, or upon any conversion or exchange or exercise price of currently outstanding or future issuances of any securities convertible or exchangeable or exercisable for shares (other than any incentive equity outstanding immediately following the closing of the Business Combination, with such exclusion applicable only to the extent the terms and related agreements are not amended with respect to such securities) being equal to a price lower than, the then-current Reset Price (the “Offering Price”), then immediately after such event, the Reset Price shall be further reduced to equal the Offering Price.

In the event that Alpha elects not to sell to WAVS any Recycled Shares held by Alpha on the Put Date, WAVS may promptly issue instructions to the Escrow Agent to release from the Escrow Account to WAVS an amount equal to (x) Shares Purchase Price multiplied by (y) the number of Shares such Investor so elects not to sell to WAVS.

The foregoing description is only a summary of the Forward Purchase Agreement and is qualified in its entirety by reference to the full text of the Forward Purchase Agreement, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1	Forward Purchase Agreement among WAVS, Cycurion and Alpha dated as of January 10, 2023

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 17, 2023

WESTERN ACQUISITION VENTURES CORP.

By:	/s/ Stephen Christoffersen
Name:	Stephen Christoffersen
Title:	President and CEO